                                                                   Exhibit 10.15

                           SECOND AMENDMENT AGREEMENT
                           --------------------------

           SECOND AMENDMENT AGREEMENT (this "Amendment Agreement") dated as of December 27, 1996 by and among Moore Medical Corp. (the "Borrower"), Bank of Boston Connecticut and certain other lending institutions (collectively, the Banks"), and Bank of Boston Connecticut, as agent for the Banks (in such capacity, the "Agent"), amending a certain Revolving Credit Agreement dated as of January 9, 1996, as amended by the First Amendment Agreement dated as of March 1, 1996 (as amended, the "Credit Agreement").

                                   WITNESSETH
                                   ----------

           WHEREAS, the Borrower has requested, among other things, that the Agent and the Banks amend certain terms and conditions of the Credit Agreement; and

           WHEREAS, the Agent and the Banks are willing to amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           (S)1.  Definitions.  Capitalized terms used herein without definition
                  -----------
that are defined in the Credit Agreement shall have the same meanings herein as therein.

           (S)2.  Ratification of Existing Agreements. All of the Borrower's
                  ------------ -- -------- ----------
obligations and liabilities to the Agent and the Banks, and all the Agent's and Banks' obligations and liabilities to the Borrower, as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents except as otherwise expressly modified in this Amendment Agreement upon the terms set forth herein, are, by the Borrower's, the Agent's and Banks', execution of this Amendment Agreement ratified and confirmed in all respects. In addition, by the Borrower's execution of this Amendment Agreement, the Borrower represents and warrants that, subject to provided and provided, however, clauses
                                         --------     --------  -------
of Section 5.4 of the Credit Agreement, no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

           (S)3.  Representations and Warranties. All of the representations
                  --------------- --- ----------
and warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect.

(S)4.   Conditions Precedent.  The effectiveness of the amendments contemplated
        ---------- ---------
hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

                     (a)     Representations and Warranties. All of the
                             ------------------------------
        representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in (S)3 hereof.

                     (b)     Performance; No Event of Default.  The Borrower
                             --------------------------------
        shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

                     (c)     Corporate Action.  All requisite corporate action
                             ----------------
        necessary for the valid execution, delivery and performance by the Borrower of this Amendment Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

                     (d)     Delivery.  The parties hereto shall have executed
                             --------
        and delivered this Amendment Agreement. In addition, the Borrower shall have executed and delivered such further instruments, and take such further action as the Agent and the Banks may have reasonably requested, in each case further to effect the purposes of this Amendment Agreement, the Credit Agreement and the other Loan Documents.

                     (e)     Fees and Expenses.  The Borrower shall have paid to
                             -----------------
        the Banks all fees and expenses incurred by the Agent in connection with this Amendment Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.

                     (f)     Assignments.  Each of Bank of Scotland and Fleet
                             -----------
        National Bank of Connecticut shall have assigned all of their right, title and interest under the Credit Agreement and the other Loan Documents pursuant to an Assignment and Acceptance executed and delivered by each of Bank of Scotland and Fleet National Bank of Connecticut and Bank of Boston Connecticut. In addition, each of Bank of Scotland and Fleet National Bank of Connecticut shall have (i) returned to the Agent their respective Revolving Credit Notes marked "canceled" and (ii) received payment of all amounts due and payable to each of them under the Credit Agreement as of the date hereof.

        (S)5.  Amendments to the Credit Agreement.
               ---------- ------ ------ ---------

                     (S)5.1. Amendment to (S)5.2.  Section 5.2 of the Credit
                             --------- -- ------
        Agreement is hereby amended in its entirety to read as follows:

                     "(S)5.2.[Intentionally Omitted]."

                     (S)5.2. Amendment to (S)10.4.  Section 10.4 of the Credit
                             --------- -- -------
        Agreement is hereby amended in its entirety to read as follows:

                             "(S)10.4 The Borrower will not permit Consolidated Tangible Net Worth to be less than the sum of $25,500,000, plus on a cumulative basis, fifty
                                          ----
                             percent (50%) of positive Consolidated Net Income for each fiscal year of the Borrower ending after December 28, 1996."

                     (S)5.3. Amendment to (S)1.  Schedule 1 to the Credit
                             --------- -- ----   -------- -
        Agreement is hereby deleted in its entirety and Schedule 1 attached
                                                        -------- -
        hereto is hereby substituted therefor.

                     (S)5.4. Amendment to Borrowing Base.  The definition of
                             --------- -- --------- ----
        "Borrowing Base" appearing in Schedule 2 to the Credit Amendment is
                                      -------- -
        hereby amended by deleting the number "$33,000,000" appearing in subsection (b) (ii) of such definition and substituting therefor the number "$25,000,000".

                     (S)5.5. Amendment to Revolving Credit Loan Maturity Date.
                             --------- -- --------- ------ ---- -------- ----
        The definition of "Revolving Credit Loan Maturity Date" appearing in
        Schedule 2 to the Credit Agreement is hereby amended by deleting the
        -------- -
        date "December 31, 1998" appearing therein and substituting therefor the date "December 31, 1999".

        (S)6.        Expenses.  The Borrower agrees to pay to the Agent upon
                     --------
demand an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent in connection with the preparation of this Amendment Agreement and any related matters.

        (S)7.        Miscellaneous.
                     -------------

                     (a) This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

                     (b) Except as otherwise expressly provided by this Amendment Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment Agreement and the Credit Agreement be read and construed as one instrument, and all references in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Amendment Agreement.

           IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                        MOORE MEDICAL CORP.


                                        By: /s/ John A. Murray
                                           -----------------------------
                                        Title:  Vice President



                                        BANK OF BOSTON CONNECTICUT,
                                        Individually and as Agent


                                        By: /s/ Donald W. Peters
                                           -----------------------------
                                        Title:  Vice President



                                        FLEET BANK, N.A.


                                        By: /s/ Jeff J. White
                                           -----------------------------
                                        Title:  Vice President



                                        BANK OF SCOTLAND


                                        By: /s/ Elizabeth Wilson
                                           -----------------------------
                                        Title:  Vice President
                                                and Branch Manager

                                   SCHEDULE 1
                                   ----------

                                       TO
                                       --

                           REVOLVING CREDIT AGREEMENT
                           --------------------------


-----------------------------------------------------------------------------------------------
                  BANK                           COMMITMENT                    COMMITMENT
                  ----                           ----------                    ----------
                                                 PERCENTAGE
                                                 ----------
-----------------------------------------------------------------------------------------------
Bank of Boston Connecticut                        100.00%                      $35,000,000
81 West Main Street
Waterbury, Connecticut 06702
Attn:  Donald Peters,
Vice President
Telephone:   (203) 575-3733
Telecopy:    (203) 574-7599
-----------------------------------------------------------------------------------------------
TOTAL COMMITMENT                                    100%                       $35,000,000
----------------                                    ----
-----------------------------------------------------------------------------------------------